FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2018
Schedule of foreign currency risk on net working capital and sensitivity analysis [Table Text Block]
Canadian
Dollars
Cash	$7,351
Prepaids and advances	-
Accounts payable	(105,899)
Accrued liabilities	-
Total foreign currency working capital	(98,548)
US$ exchange rate at December 31, 2018	0.7330
Total foreign currency net working capital in US$	(72,236)
Impact of a 10% strengthening of the US$ on net loss	(7,224)